================================================================================
                               John Hancock Funds
--------------------------------------------------------------------------------


                                  International
                                      Fund


                                  ANNUAL REPORT


                                October 31, 1996

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN. JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENTS
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                             INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

     So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

     We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

    We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,


/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                      BY JOHN L.F. WILLS, PORTFOLIO MANAGER

                                  John Hancock
                               International Fund

                   Hong Kong, Europe lead foreign markets for
                           U.S. dollar-based investors

Foreign stocks finally began to show signs of life over the past 12 months. Declining interest rates, low inflation, steady or rebounding economies and ample liquidity fueled the markets and moved many foreign stocks forward. While it still wasn't enough to push the major world markets ahead of the U.S., which astounded many by continuing to charge ahead, it at least narrowed the gap and gave international investors positive returns.

     For the 12 months ended October 31, 1996, John Hancock International Fund posted total returns for its Class A and Class B shares of 6.88% and 6.21%, respectively, at net asset value. That compared to the 10.73% return for the average international fund, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information. The Fund lagged its peers for several reasons, including our heavy position in Japan, where results were disappointing for U.S.-dollar based investors because of a 10% decline in the yen against the dollar during the period. By trimming our stake in continental Europe to boost our weightings in Japan and Hong Kong, the Fund also benefited less from Europe's strong performance. Even with currency declines, Europe turned in better dollar-based results than Japan. Partially offsetting those drags were the Fund's strong exposure to the United Kingdom, whose economic recovery is leading the rest of Europe, and our increased position in Hong Kong, whose market rose by 31% in the last 12 months. Here's a closer look at the Fund's strategies and performance, region by region.

Japan

As the Japanese economy finally began to improve early this year, we added more Japanese stocks, raising our stake from 16% of net assets at the beginning of the period to 28% by the

"Foreign stocks finally began to show signs of life over the past 12 months."

[A 2"  x 3" photo of portfolio management team at bottom right. Caption reads:
"John L.F. Wills (center) and Fund management team members Ben Hock (l) and Rob Hallisey (r)."]

================================================================================
                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
[A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into six sections. Going from top left to right:
United Kingdom 17%; Japan 28%, Latin America 3%; Pacific Rim 14%; Hong Long 20%; Continental Europe 18%. A footnote states: "As a percentage of net assets on October 31, 1996."]
--------------------------------------------------------------------------------

"Hong Kong dominated
the Fund's investment
in emerging markets..."

end of October. The market stumbled in the summer when investors grew concerned that the strong economic growth earlier this year would cause interest rates to rise, which they have yet to do. But overall, trends in Japan continue to be promising. While the decline of the yen versus the dollar undercut the profits of U.S. dollar-based investors, it also sparked a sharp rise in Japanese exports, contributing to higher profits and an accelerating growth rate. Corporate restructuring efforts have also helped corporate profits and investors. We focused on sectors of the Japanese market that we believe have the best potential to perform. They include large exporters, such as Bridgestone Tire, Honda Motors and consumer electronics companies such as Sony and Matsushita Electric Industrial. We also built up our technology holdings with Sharp, Matsushita Communication Industrial, which makes parts for mobile phones, and Matsushita-Kotobuki Electronics Industries, which is involved in the new digital video disc technology. We're keeping our positions in Japan because we still expect strong earnings growth, while the yen appears to have bottomed out.

--------------------------------------------------------------------------------
[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Dixons Group followed by an up arrow and the phrase "U.K. consumer confidence at eight-year high." The second listing is TDK followed by an up arrow and the phrase "Weak yen aids Japanese exports." The third listing is Plutonic Resources followed by a flat arrow and the phrase "Low inflation makes for weak gold prices." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Hong Kong: Fund's top emerging market

Hong Kong dominated the Fund's investment in emerging markets, with our stake rising from 9% at the beginning of the period to 20% by the end of October. The main factor influencing Hong Kong stock prices, other than U.S. interest rates, was the colony's planned transfer to China next summer. Investors around the world now believe what we have thought all along: that far from crushing Hong Kong's free market economy, China has acknowledged its value as a financial center and wants to see it flourish. Already, there's been a significant influx of Chinese investment capital into Hong Kong, much of it into real estate, which has been a key focus of the Fund's investments there. Real estate development companies such as Cheung Kong Holdings and Wharf Holdings have benefited from rising real estate prices. We've also had great success investing in companies that do most of their business in China. First Sign International Holdings, which has numerous chains of retail clothes stores, has seen its stock price rise by 40% in the last six months. Two other top performers were Hong Kong & Shanghai Hotels, the largest hotel chain in China, and CITIC Pacific, a holding company with interests in Hong Kong blue chip companies. Elsewhere in Asia, we cut the Fund's Southeast Asian holdings from 13% to 7% of net assets, in response to rising interest rates and a sharp slowdown in the rate of economic growth. The Fund is less involved in Latin America than in Asia, with only a few holdings in Brazil and Chile.

================================================================================
                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 4% from bottom to top, with 12% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 6.88% total return for the John Hancock International Fund: Class A. The second represents the 6.21% total return for John Hancock International Fund: Class B. The third represents the 10.73% total return for the average international fund. A footnote below reads: "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services. (1)" See following two pages for historical performance information."]
--------------------------------------------------------------------------------

Europe

Of the Fund's 35% stake in Europe, nearly half was in the United Kingdom. Because interest rates are low in Britain and consumer confidence is at an eight-year high, we've focused on consumer stocks, such as Dixons Group, an electronics retailer; Burton Group, a mid-price clothing retailer and Marks & Spencer, well-established as a purveyor of high-quality clothes. Other consumer-oriented stocks include theme pub chain Wetherspoon (JD), and PizzaExpress. During the last six months, we've focused more on France, which has some attractive exporters including luxury goods producers LVMH Moet Henessey Luis Vuitton. It also has the best choice in Europe of undervalued blue-chip companies, including Lyonnaise des Eaux, a water utility and industrial conglomerate. One top performer in Europe was the Swiss drug company Ciba Geigy, whose stock rose by 60% after its proposed merger with Sandoz was announced.

Australia/New Zealand

We de-emphasized this part of the world, but kept a 6% stake in Australian mining stocks such as Plutonic Resources, Newcrest Mining and WMC. Despite short-term swings, the positive outlook for worldwide economic growth and low metal stockpiles still suggest rising metal prices, which would help these companies.

Outlook

The outlook for the international markets appears promising for several reasons. Long term, the markets should be bolstered by a growing amount of investor cash stemming from corporate takeovers, stock buybacks, increased equities investment by government pensions and, in Europe, the accelerating trend toward more private pensions. For now, we'll continue to watch interest rates and inflation. Even if rates rise, which they well could in the next six to 12 months, we think it won't be by much. There are no signs of inflation picking up, but if energy prices keep rising, it could be a cloud on the distant inflation horizon. Yet another reason for optimism is that foreign stocks still look inexpensive by most traditional standards of value.

"The outlook for the international
markets appears promising
for several reasons."

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

     This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

     International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended September 30, 1996

                                                            ONE        LIFE OF
                                                            YEAR        FUND
                                                            ----        ----
John Hancock International Fund: Class A(2)                (0.92%)   (2.62%)(1)
John Hancock International Fund: Class B(2)                (1.46%)   (2.58%)(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended September 30, 1996

                                                            ONE        LIFE OF
                                                            YEAR        FUND
                                                            ----        ----
John Hancock International Fund: Class A(2)                (0.92%)  (0.96%)(1,2)
John Hancock International Fund: Class B(2)                (1.46%)  (0.95%)(1,2)

                              Notes to Performance

(1)  Both Class A and Class B shares commenced on January 3, 1994.

(2) Effective January 3, 1994, the Advisor has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total return for the one-year period and since inception would have been (2.23%) and (3.24%) for Class A shares and (2.77%) and (3.23%) for Class B shares.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index -- an unmanaged index that measures the performance of stock markets in Europe, Australia and the Far East.

--------------------------------------------------------------------------------
[Line chart with the heading International Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $12,485 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the International Fund before sales charge, on January 3,1994, and is equal to $10,337 as of October 31, 1996. The third line represents the International Fund, after sales charge, and is equal to $9,817 as of October 31, 1996.]

[Line chart with the heading International Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $12,485 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the International Fund, before sales charge, on January 3, 1994 and is equal to $10,125 as of October 31, 1996. The third line represents the value of the International Fund after sales charge, and is equal to $9,825 as of October 31, 1996.]
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Common stocks and warrants (cost - $12,244,316) ............................   $ 13,250,318
    Joint repurchase agreement (cost - $233,000) ...............................        233,000
                                                                                   ------------
                                                                                     13,483,318

  Cash .........................................................................            909
  Foreign taxes receivable .....................................................          1,962
  Dividends and interest receivable ............................................         21,899
  Receivable from John Hancock Advisers, Inc. - Note B .........................         24,788
  Deferred organization expenses - Note A ......................................         50,073
  Other assets .................................................................            273
                                                                                   ------------
                       Total Assets ............................................     13,583,222
                       ------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased ............................................        229,841
  Payable for shares repurchased ...............................................         11,458
  Payable for forward foreign currency contracts sold ..........................          2,297
  Accounts payable and accrued expenses ........................................         66,267
                                                                                   ------------
                       Total Liabilities .......................................        309,863
                       ------------------------------------------------------------------------

Net Assets:
  Capital paid-in ..............................................................     12,853,682
  Accumulated net realized loss on investments and foreign currency transactions       (592,109)
  Net unrealized appreciation of investments and foreign currency transactions .      1,005,722
  Undistributed net investment income ..........................................          6,064
                                                                                   ------------
                       Net Assets ..............................................   $ 13,273,359
                       ========================================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value, respectively)
  Class A - $5,098,190/586,261 .................................................   $       8.70
  =============================================================================================

  Class B - $8,175,169/956,569 .................................................   $       8.55
  =============================================================================================

Maximum Offering Price Per Share *
  Class A  - ($8.70 * 105.26%) .................................................   $       9.16
  =============================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Statement of Operations
Year ended October 31, 1996
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes of $22,661) ..............................................   $ 229,561
  Interest .............................................................................................      67,711
                                                                                                           ---------
                                                                                                             297,272
                                                                                                           ---------
  Expenses:
    Investment management fee - Note B .................................................................     121,360
    Distribution/service fee - Note B
      Class A ..........................................................................................      15,267
      Class B ..........................................................................................      70,471
    Custodian fee ......................................................................................      78,812
    Transfer agent fee - Note B ........................................................................      66,571
    Auditing fee .......................................................................................      39,072
    Registration and filing fees .......................................................................      23,367
    Organization expense - Note A ......................................................................      23,080
    Printing ...........................................................................................       8,623
    Trustees' fees .....................................................................................       1,490
    Financial services fee - Note B ....................................................................         826
    Miscellaneous ......................................................................................         695
    Legal fees .........................................................................................         391
                                                                                                           ---------
                       Total Expenses ..................................................................     450,025
                       Less expense reductions - Note B ................................................    (188,466)
                                                                                                           ---------
                       Net Expenses ....................................................................     261,559
                       ---------------------------------------------------------------------------------------------

                       Net Investment Income ...........................................................      35,713
                       ---------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized loss on investments sold ................................................................     (60,559)
  Net realized loss on foreign currency transactions ...................................................     (42,690)
  Change in net unrealized appreciation/depreciation of investments ....................................     727,248
  Change in net unrealized appreciation/depreciation of foreign currency transactions ..................        (133)
                                                                                                           ---------
                       Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions     623,866
                       ---------------------------------------------------------------------------------------------

                       Net Increase in Net Assets Resulting from Operations ............................   $ 659,579
                       =============================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                                     ----------------------------
                                                                                         1995            1996
                                                                                     ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................................   $     10,619    $     35,713
  Net realized loss on investments sold and foreign currency transactions ........       (563,681)       (103,249)
  Change in net unrealized appreciation/depreciation of investments and
  foreign currency transactions ..................................................         46,088         727,115
                                                                                     ------------    ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations ..............       (506,974)        659,579

Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.0268 and none per share, respectively) .........................        (14,822)           --
  Distributions from net realized gain on investments sold
    Class A - ($0.0512 and none per share, respectively) .........................        (28,343)           --
    Class B - ($0.0512 and none per share, respectively) .........................        (25,719)           --
                                                                                     ------------    ------------
      Total Distributions to Shareholders ........................................        (68,884)           --
                                                                                     ------------    ------------

From Fund Share Transactions-- Net*: .............................................        407,315       4,408,817
                                                                                     ------------    ------------

Net Assets:
  Beginning of period ............................................................      8,373,506       8,204,963
                                                                                     ------------    ------------
  End of period (including undistributed net investment income of none and $6,064,
  respectively) ..................................................................   $  8,204,963    $ 13,273,359
                                                                                     ============    ============

*  Analysis of Fund Share Transactions:

                                                                                     YEAR ENDED OCTOBER 31,
                                                                   --------------------------------------------------------
                                                                              1995                          1996
                                                                   --------------------------    --------------------------
                                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                                   -----------    -----------    -----------    -----------
CLASS A
  Shares sold ..................................................       284,149    $ 2,274,882      1,161,618    $ 9,954,113
  Shares issued to shareholders in reinvestment of distributions         4,863         38,128           --             --
                                                                   -----------    -----------    -----------    -----------
                                                                       289,012      2,313,010      1,161,618      9,954,113
  Less shares repurchased ......................................      (282,754)    (2,241,182)    (1,093,395)    (9,411,237)
                                                                   -----------    -----------    -----------    -----------
  Net increase .................................................         6,258    $    71,828         68,223    $   542,876
                                                                   ===========    ===========    ===========    ===========

CLASS B
  Shares sold ..................................................       255,410    $ 2,065,161      1,141,712    $ 9,576,146
  Shares issued to shareholders in reinvestment of distributions         2,888         22,582           --             --
                                                                   -----------    -----------    -----------    -----------
                                                                       258,298      2,087,743      1,141,712      9,576,146
  Less shares repurchased ......................................      (221,662)    (1,752,256)      (680,493)    (5,710,205)
                                                                   -----------    -----------    -----------    -----------
  Net increase .................................................        36,636    $   335,487        461,219    $ 3,865,941
                                                                   ===========    ===========    ===========    ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                               FOR THE PERIOD JANUARY 3, 1994   YEAR ENDED OCTOBER 31,
                                                                (COMMENCEMENT OF OPERATIONS)  ---------------------------
                                                                      TO OCTOBER 31, 1994        1995            1996
                                                               ------------------------------ -----------     -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $      8.50           $      8.65     $      8.14
                                                                        -----------           -----------     -----------
  Net Investment Income .....................................                  0.07(1)               0.04            0.06(1)
  Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions .........................                  0.08                 (0.47)           0.50
                                                                        -----------           -----------     -----------
    Total from Investment Operations ........................                  0.15                 (0.43)           0.56
                                                                        -----------           -----------     -----------
  Less Distributions:
  Dividends from Net Investment Income ......................                  --                   (0.03)           --
  Distributions from Net Realized Gain on Investments Sold
  and Foreign Currency Transactions .........................                  --                   (0.05)           --
                                                                        -----------           -----------     -----------
    Total Distributions .....................................                  --                   (0.08)           --
                                                                        -----------           -----------     -----------
  Net Asset Value, End of Period ............................           $      8.65           $      8.14     $      8.70
                                                                        ===========           ===========     ===========
  Total Investment Return at Net Asset Value (2) ............                  1.77%(3)             (4.96%)          6.88%
  Total Adjusted Investment Return at Net Asset Value (2)(4)                  (0.52%)(3)            (8.12%)          5.33%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .................           $     4,426           $     4,215     $     5,098
  Ratio of Expenses to Average Net Assets ...................                  1.50%(5)              1.64%           1.75%
  Ratio of Adjusted Expenses to Average Net Assets (6) ......                  3.79%(5)              4.80%           3.30%
  Ratio of Net Investment Income to Average Net Assets ......                  1.02%(5)              0.56%           0.68%
  Ratio of Adjusted Net Investment Loss to Average Net
  Assets (6) ................................................                 (1.27%)(5)            (2.60%)         (0.87%)
  Portfolio Turnover Rate ...................................                    50%                   69%             83%
  Fee Reduction Per Share (1) ...............................           $      0.16           $      0.25     $      0.14
  Average Brokerage Commission Rate (7) .....................                   N/A                   N/A     $    0.0192


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions of the Fund, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD JANUARY 3, 1994   YEAR ENDED OCTOBER 31,
                                                                (COMMENCEMENT OF OPERATIONS)  ---------------------------
                                                                      TO OCTOBER 31, 1994        1995            1996
                                                               ------------------------------ -----------     -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $      8.50           $      8.61     $      8.05
                                                                        -----------           -----------     -----------
  Net Investment Income (Loss) ..............................                  0.02(1)              (0.03)           0.00(1)(8)
  Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions .........................                  0.09                 (0.48)           0.50
                                                                        -----------           -----------     -----------
    Total from Investment Operations ........................                  0.11                 (0.51)           0.50
                                                                        -----------           -----------     -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
  and Foreign Currency Transactions .........................                  --                   (0.05)           --
                                                                        -----------           -----------     -----------
  Net Asset Value, End of Period ............................           $      8.61           $      8.05     $      8.55
                                                                        ===========           ===========     ===========
  Total Investment Return at Net Asset Value (2) ............                  1.29%(3)             (5.89%)          6.21%
  Total Adjusted Investment Return at Net Asset Value (2)(4)                  (1.00%)(3)            (9.05%)          4.66%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .................           $     3,948           $     3,990     $     8,175
  Ratio of Expenses to Average Net Assets ...................                  2.22%(5)              2.52%           2.45%
  Ratio of Adjusted Expenses to Average Net Assets (6) ......                  4.51%(5)              5.68%           4.00%
  Ratio of Net Investment Income (Loss) to Average Net Assets                  0.31%(5)             (0.37%)          0.02%
  Ratio of Adjusted Net Investment Loss to Average Net
  Assets (6) ................................................                 (1.98%)(5)            (3.53%)         (1.53%)
  Portfolio Turnover Rate ...................................                    50%                   69%             83%
  Fee Reduction Per Share (1) ...............................           $      0.16           $      0.25     $      0.14
  Average Brokerage Commission Rate (7) .....................                   N/A                   N/A     $    0.0192

(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the adviser during the periods shown.
(5)  Annualized.
(6)  Unreimbursed, without fee reduction.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(8)  Less than one cent per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Schedule of Investments
October 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------
COMMON STOCKS
Australia (6.81%)
  Newcrest Mining Ltd. (Metal) ...................     60,000       $    207,356
  Plutonic Resources Ltd. (Metal) ................     30,000            142,676
  RGC Ltd. (formerly Renison Goldfields
    Consolidated Ltd.) (Metal) ...................     60,000            271,084
  WMC Ltd. (Metal) ...............................     45,000            282,855
                                                                    ------------
                                                                         903,971
                                                                    ------------
Brazil (1.46%)
  Telecomunicacoes Brasileiras S/A
    (American Depositary Receipts) (ADR)
    (Telecommunications) .........................      2,600            193,700
                                                                    ------------
Chile (1.70%)
  Santa Isabel S.A. (ADR) (Retail)*  .............      8,000            225,000
                                                                    ------------
Finland (2.58%)
  Amer Group, Ltd. ...............................
    (Diversified Operations) .....................     15,000            342,337
                                                                    ------------
France (5.03%)
  LVMH Moet Hennessy Louis
    Vuitton (Beverages) ..........................      1,480            339,278
  Lyonnaise des Eaux SA
    (Diversified Operations) .....................      3,000            265,232
  Renault SA (ADR)
    (Automobile / Trucks)* (R) ...................      3,000             63,750
                                                                    ------------
                                                                         668,260
                                                                    ------------
Germany (1.21%)
  Schering AG (Medical) ..........................      2,000            160,922
                                                                    ------------
Hong Kong (20.03%)
  Cheung Kong (Holdings) Ltd. ....................
    (Real Estate Operations) .....................     35,000            280,645
  China Resources Enterprise Ltd. ................
    (Real Estate Operations) .....................    200,000            225,033
  CITIC Pacific Ltd. (Diversified Operations) ....     45,000            218,825
  First Sign International
    Holdings Ltd. (Textile) ......................  1,000,000            339,489
  Hong Kong & Shanghai
    Hotels Ltd. (Leisure) ........................    150,000            275,471
  HSBC Holdings Ltd. .............................
    (Banks - Foreign) ............................     10,800            219,989
  Hutchison Whampoa Ltd. .........................
    (Diversified Operations) .....................     42,000            293,319

The Schedule of Investments is a complete list of all securities owned by the International Fund on October 31, 1996. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------
Hong Kong (continued)
  Joyce Boutique Holdings Ltd. (Retail) ..........    1,000,000     $    245,726
  Sun Hung Kai Properties Ltd. ...................
    (Real Estate Operations) .....................       22,000          250,382
  Wharf (Holdings) Ltd. ..........................
    (Real Estate Operations) .....................       75,000          309,420
                                                                    ------------
                                                                       2,658,299
                                                                    ------------
Japan (28.23%)
  Bridgestone Corp. ..............................
    (Rubber - Tires & Misc) ......................       16,000          269,817
  Honda Motor Co., Ltd. ..........................
    (Automobile / Trucks) ........................       15,000          358,351
  Matsushita Communication Industrial Co.,
    Ltd. (Telecommunications) ....................        4,000          105,749
  Matsushita Electric Industrial Co.,
    Ltd. (Electronics) ...........................       27,000          431,602
  Matsushita-Kotobuki Electronics
    Industries, Ltd. (Electronics) ...............       13,000          300,294
  Mitsubishi Heavy Industries, Ltd. ..............
    (Machinery) ..................................       40,000          307,409
  Nippon Steel Corp. (Steel) .....................       90,000          262,439
  Rohm Co., Ltd. (Electronics) ...................        6,000          355,716
  Sharp Corp. (Electronics) ......................       10,000          151,948
  Sony Corp. (Electronics) .......................        5,000          299,943
  Sony Music Entertainment, Inc. .................
    (Electronics) ................................        8,000          308,463
  Takashimaya Co., Ltd. (Retail) .................       17,000          243,380
  TDK Corp. (Electronics) ........................        6,000          352,027
                                                                    ------------
                                                                       3,747,138
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

                                                                      MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES   VALUE
-------------------                                ----------------   ------
Malaysia (3.96%)
  Genting Berhad (Leisure) .......................       30,000     $    224,421
  Sime Darby Berhad
    (Diversified Operations) .....................       85,000          301,108
                                                                    ------------
                                                                         525,529
                                                                    ------------
Netherlands (1.42%)
  PolyGram NV (Household) ........................        4,000          187,894
                                                                    ------------
Norway (1.92%)
  Saga Petroleum ASA (Oil & Gas) .................       15,000          255,062
                                                                    ------------
Pakistan (0.02%)
  Crescent Textile Mills (Textile)*  .............        6,433            1,966
                                                                    ------------
Singapore (2.02%)
  Keppel Corp., Ltd. .............................
    (Diversified Operations) .....................       36,000          268,371
                                                                    ------------
South Korea (0.82%)
  L.G. Construction Ltd. (Building)  .............        5,500          109,168
                                                                    ------------
Sweden (1.97%)
  Investor AB (Diversified Operations) ...........        6,500          261,949
                                                                    ------------
Switzerland (3.65%)
  Ciba Geigy AG (Medical) ........................          200          246,361
  SMH AG (Consumer Products Misc.) ...............        1,700          238,726
                                                                    ------------
                                                                         485,087
                                                                    ------------
United Kingdom (16.95%)
  Burton Group PLC (Retail) ......................      150,000          364,990
  Dixons Group PLC (Retail) ......................       35,000          313,599
  Marks & Spencer PLC (Retail) ...................       40,000          335,937
  Pearson PLC (Media) ............................       28,000          345,443
  PizzaExpress PLC (Retail) ......................       35,000          292,236
  Regal Hotel Group PLC (Leisure) ................      250,000          211,589
  Wetherspoon (J.D.) PLC (Retail) ................       20,000          385,742
                                                                    ------------
                                                                       2,249,536
                                                                    ------------
                               TOTAL COMMON STOCKS
                                (Cost $12,235,585)       (99.78%)     13,244,189
                                                   ------------     ------------

WARRANTS
Sweden (0.05%)
  Scania AB (Automobile / Trucks)* ...............        6,500            6,129
                                                                    ------------
                                    TOTAL WARRANTS
                                     (Cost $8,731)        (0.05%)          6,129
                                                   ------------     ------------
                  TOTAL COMMON STOCKS AND WARRANTS
                                (Cost $12,244,316)       (99.83%)     13,250,318
                                                   ------------     ------------

                                        INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE     (000'S OMITTED)    VALUE
-------------------                       ----     ---------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.75%)
  Investment in a joint
    repurchase agreement
    transaction with SBC
    Capital Markets, Inc. -
    Dated 10-31-96,
    Due 11-01-96 (secured by
    U.S. Treasury Bonds, 7.25%
    Due 05-15-16, and
    6.25% Due 08-15-23)
    Note A....................           5.54%     $        233     $    233,000
                                                   ------------     ------------
                  TOTAL SHORT-TERM INVESTMENTS            (1.75%)        233,000
                                                   ------------     ------------
                             TOTAL INVESTMENTS          (101.58%)   $ 13,483,318
                                                   ============     ============

*  Non-income producing security.

(R) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $63,750 as of October 31, 1996.

     The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 1996 assigned to the various investment categories.

                                               MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                          AS A % OF FUND NET ASSETS
---------------------                          -------------------------
Automobile/Trucks...............................         3.23%
Banks - Foreign.................................         1.66
Beverages.......................................         2.56
Building........................................         0.82
Consumer Products Misc..........................         1.80
Diversified Operations..........................        14.70
Electronics.....................................        16.57
Household.......................................         1.41
Leisure.........................................         5.36
Machinery.......................................         2.32
Media...........................................         2.60
Medical.........................................         3.07
Metal...........................................         6.81
Oil & Gas.......................................         1.92
Real Estate Operations..........................         8.03
Retail..........................................        18.13
Rubber-Tires & Misc.............................         2.03
Steel...........................................         1.98
Telecommunications..............................         2.26
Textile.........................................         2.57
Short-Term Investments..........................         1.75
                                                       ------
                               TOTAL INVESTMENTS       101.58%
                                                       ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Growth Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund and John Hancock Short-Term Strategic Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

     Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

     For federal income tax purposes, the Fund has $592,108 of capital loss carryforwards available, to the extent provided in the regulations, to offset future net realized gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: $531,549, October 31, 2003, and $60,559, October 31, 2004.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

    At October 31, 1996 open forward currency contracts were as follows:

                       PRINCIPAL AMOUNT     EXPIRATION  UNREALIZED
CURRENCY              COVERED BY CONTRACT      DATE    DEPRECIATION
--------              -------------------      ----    ------------
BUYS
MALAYSIAN RINGGIT           580,694           NOV 96     ($2,297)

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee and subsidy of other expenses amounted to $188,466 for the period ended October 31, 1996. The Adviser reserves the right to terminate this limitation in the future.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $29,259. Out of this amount, $4,638 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,709 was paid as sales commissions to unrelated broker dealers and $16,912 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $21,678.

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - International Fund

the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

     On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

     Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $23.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $13,968,983 and $9,051,137, respectively. There were no purchases or sales of obligations of the U.S.
government and its agencies during the period ended October 31, 1996.

     The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for federal income tax purposes was $12,477,316. Gross unrealized appreciation and depreciation of investments aggregated $1,421,058 and $415,056, respectively, resulting in net unrealized appreciation of $1,006,002.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $42,690, a decrease in accumulated net investment income of $29,649 and a decrease in capital paid-in of $13,041. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of organization expense and realized foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                     John Hancock Funds - International Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock International Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (a portfolio of Freedom Investment Trust II) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
BOSTON, MASSACHUSETTS
DECEMBER 12, 1996

SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock International Fund was held.

     The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 800,951 FOR, 8,822 AGAINST and 42,931 ABSTAINING.

     The Shareholders also approved an Amended and Restated Declaration of Trust. The shareholder votes were 792,987 FOR, 11,830 AGAINST and 47,886 ABSTAINING.

     The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                                  FOR      WITHHELD
------------------------------------------------------------------
Dennis S. Aronowitz........................    925,987     35,573
Edward J. Boudreau, Jr.....................    928,024     33,536
Richard P. Chapman, Jr. ...................    926,388     35,171
William J. Cosgrove........................    926,605     34,954
Douglas M. Costle..........................    926,605     34,954
Leland O. Erdahl...........................    926,605     34,954
Richard A. Farrell.........................    926,605     34,954
Gail D. Fosler.............................    925,987     35,573
William F. Glavin..........................    926,388     35,171
Anne C. Hodsdon............................    927,405     34,155
Dr. John A. Moore..........................    926,605     34,954
Patti McGill Peterson......................    925,257     36,302
John W. Pratt..............................    926,605     34,954
Richard S. Scipione........................    926,388     35,171
Edward J. Spellman.........................    926,605     34,954

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                                     NOTES

                     John Hancock Funds - International Fund


                                       21
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                                     NOTES

                     John Hancock Funds - International Fund


                                       22
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                                     NOTES

                     John Hancock Funds - International Fund


                                       23
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     This report is for the information of shareholders of the John Hancock
International Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                                     4000A 10/96
                                                                           12/96